Filed pursuant to Rule 497

Registration No. 333-232183

OWL ROCK CAPITAL CORPORATION II

Supplement No. 12 dated June 4, 2020

To

Prospectus dated October 4, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated October 4, 2019 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR PUBLIC OFFERING

Since commencing our initial public offering and through June 3, 2020, we have issued 126,157,807 shares of our common stock for gross proceeds of approximately $1.16 billion, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

On June 3, 2020, we increased our public offering price from $8.93 per share to $8.96 per share. The increase in the public offering price will be effective as of the June 3, 2020 weekly closing and first applied to subscriptions in good order from May 28, 2020 through June 3, 2020.

In accordance with our previously disclosed share pricing policy, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to $8.51 as of June 3, 2020. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.45 per share and $8.51 per share, respectively.